Exhibit 99.1

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:

Michelle D. Esterman
Chief Financial Officer
T: +352 2469 7950
E: Michelle.Esterman@altisource.com

ALTISOURCE ANNOUNCES THIRD QUARTER FINANCIAL RESULTS

Luxembourg, October 25, 2018 - Altisource Portfolio Solutions S.A. (“Altisource” or the “Company”) (NASDAQ: ASPS) today reported financial results for the third quarter 2018, reporting service revenue of $196.9 million, operating income of $20.9 million, adjusted operating income(1) of $25.7 million, net income attributable to Altisource of $8.7 million, adjusted net income attributable to Altisource(1) of $12.2 million, diluted earnings per share of $0.49 and adjusted diluted earnings per share(1) of $0.69. During the third quarter of 2018, Altisource launched Project Catalyst, a program to better align the Company’s cost structure with anticipated revenue, and improve operating margins and performance.
Third quarter service revenue of $196.9 million decreased by 6% compared to the second quarter of 2018 primarily from fewer homes sold in the Company’s Buy-Renovate-Lease-Sell business. Third quarter service revenue decreased by 12% compared to the third quarter of 2017 primarily from the reduction in size of the Ocwen Financial Corporation (“Ocwen”) servicing portfolio and the Front Yard Residential Corporation (“RESI”) portfolio of non-performing loans and REO. These declines were partially offset by growth in the Owners.com® and Financial Services businesses.
Third quarter operating income of $20.9 million was 68% higher than the second quarter of 2018 and 55% higher than the third quarter of 2017 primarily from the $13.7 million gain on sale of the Rental Property Management business in the third quarter of 2018 and margin expansion from the initial benefits of Project Catalyst, partially offset by a $5.9 million third quarter 2018 reserve for sales tax and a $3.4 million third quarter 2018 restructuring expense related to Project Catalyst. Third quarter adjusted operating income(1) of $25.7 million was 17% higher than the second quarter of 2018 and 10% higher than the third quarter of 2017 from margin expansion from the initial benefits of Project Catalyst. Third quarter adjusted operating income(1) as a percentage of service revenue was 13.0% compared to 10.5% in both the second quarter of 2018 and the third quarter of 2017.
Third quarter 2018 diluted earnings per share was $0.49 and adjusted diluted earnings per share(1) was $0.69, compared to second quarter 2018 diluted earnings per share of $0.09 and adjusted diluted earnings per share(1) of $0.60. Third quarter adjusted diluted earnings per share was higher than the second quarter of 2018 from adjusted operating income growth. Third quarter 2018 adjusted diluted earnings per share was $0.09, or 12%, lower than the third quarter of 2017 primarily from a $1.5 million pretax gain on debt repurchase reflected in the third quarter of 2017 ($0.06 per diluted share) and $1.1 million of higher pretax interest expense from the April 2018 debt refinancing transaction ($0.04 per diluted share).
“The early benefits of Project Catalyst fueled earnings growth in the third quarter of 2018. Based upon a detailed analysis completed during the quarter, we established targeted annual run-rate cost savings between $65 million and $90 million with estimated one-time restructuring costs of between $25 million and $35 million. We are targeting to achieve more than half of the savings in 2019 with the full run-rate savings achieved in 2020. While there is a tremendous amount of work to achieve our targeted savings, Project Catalyst gives us greater confidence in our ability to grow Altisource’s adjusted pre-tax earnings in 2019 and improve our adjusted operating margins compared to this year,” said Chief Executive Officer William B. Shepro.
Mr. Shepro further commented, “We continued to win and onboard business from some of the largest and most well respected financial institutions in our industry, building a sizeable pipeline of future revenue. During the third quarter, we made excellent progress onboarding one of the largest institutional real estate and mortgage investors in the U.S. and two large servicers. We began receiving REO and foreclosure auction referrals from the institutional investor and expect to begin receiving referrals from the two large servicer customers in the first quarter. When you combine our customer wins with Project Catalyst, we believe we are positioning Altisource for sustainable growth, margin expansion and greater operating flexibility - further advancing our competitive positioning.”
Third Quarter 2018 Highlights(2)
Corporate

•	Generated $36.8 million of adjusted cash flows from operating activities(1)

•	Ended the quarter with $147.8 million of cash, cash equivalents and marketable securities and $240.9 million of net debt less marketable securities(1)

•	Ended the quarter with $51.7 million of short-term investments in real estate (inventory in the Buy-Renovate-Lease-Sell business)

•	Used the $15 million received from the sale of the Rental Property Management business to repay debt

•
Launched Project Catalyst to better align the Company’s cost structure with anticipated revenue, and improve operating margins and performance; incurred $3.4 million of restructuring costs in connection with Project Catalyst

Servicer Solutions

•
Began receiving REO auction referrals in August and foreclosure auction referrals in October from one of the largest institutional real estate and mortgage investors in the U.S. and anticipate that we will begin receiving short sale auction referrals from this customer in the first quarter of 2019

•
Made good progress onboarding a top-5 servicer customer for property inspection and preservation services and a top-10 servicer customer for REO asset management services, and anticipate that we will begin receiving referrals from both in the first quarter of 2019

•	Grew inventory of Hubzu homes from customers other than Ocwen, New Residential Investment Corp. and RESI by 43% to 1,920 compared to the end of the second quarter of 2018
Origination Solutions

•	Grew service revenue by 6% compared to the second quarter of 2018 in a challenging origination environment

•	Completed the onboarding of two fulfillment customers that we won in the first half of the year
Real Estate Investor Solutions

•
Sold the Rental Property Management business to RESI for $18 million, $15 million of which was received in the third quarter of 2018 and $3 million of which will be received upon the earlier of (1) a change of control of RESI and (2) August 2023; generated a pretax gain on the sale of this business of $13.7 million

•	Ended the quarter with 392 homes in the buy-renovate-lease-sell business, compared to 172 homes at the end of the third quarter of 2017
Consumer Real Estate Solutions

•
Grew service revenue by 16% and the number of home purchase and sale transactions by 17% compared to the second quarter of 2018; grew service revenue by 87% and the number of home purchase and sale transactions by 81% compared to the third quarter of 2017

•
Working with approximately 5,300 clients at the end of the third quarter 2018, compared to 4,200 clients at the end of the second quarter of 2018 and 2,000 clients at the end of the third quarter of 2017

Third Quarter 2018 Results Compared to Second Quarter 2018 and Third Quarter 2017:

(in thousands, except per share data)	Third Quarter 2018	Second Quarter 2018	Change	Third Quarter 2017	Change
Service revenue	$196,906	$208,861	(6)%	$224,308	(12)%
Income from operations	20,918	12,426	68%	13,459	55%
Adjusted operating income(1)	25,693	21,880	17%	23,442	10%
Income before income taxes and non-controlling interests	16,129	3,071	425%	10,357	56%
Pretax income attributable to Altisource(1)	15,275	2,384	541%	9,552	60%
Adjusted pretax income attributable to Altisource(1)	18,268	14,739	24%	19,535	(6)%
Net income attributable to Altisource	8,667	1,568	453%	6,961	25%
Adjusted net income attributable to Altisource(1)	12,193	10,557	15%	14,447	(16)%
Diluted earnings per share	0.49	0.09	444%	0.38	29%
Adjusted diluted earnings per share(1)	0.69	0.60	15%	0.78	(12)%
Cash flows from operating activities	20,397	31,822	(36)%	34,612	(41)%
Adjusted cash flows from operating activities(1)	36,796	27,791	32%	44,142	(17)%
Adjusted cash flows from operating activities less additions for premises and equipment(1)	35,345	26,293	34%	42,315	(16)%

•
Third quarter 2018 operating income includes a gain of $13.7 million in connection with the sale of the Rental Property Management business to RESI, restructuring charges of $3.4 million related to Project Catalyst and a reserve for sales taxes of $5.9 million (no comparable amounts in the second quarter 2018 and third quarter 2017)

•
Third quarter 2018 pretax income attributable to Altisource(1) includes a mark-to-market gain on our equity investment in RESI of $1.8 million (gain of $1.5 million in the second quarter 2018 and $0(3) in the third quarter 2017), a loss on debt refinancing of $0 (loss of $4.4 million in the second quarter 2018 and $0 in the third quarter 2017) and a gain on debt repurchase of $0 ($0 in the second quarter 2018 and $1.5 million in the third quarter 2017)

________________________

(1)	This is a non-GAAP measure that is defined and reconciled to the corresponding GAAP measure herein.

(2)	Applies to the third quarter 2018 unless otherwise indicated.

(3)
Effective January 1, 2018, mark-to-market adjustments of our investment in RESI are reflected in our results of operations in connection with the adoption of a new accounting principle (previously reflected in comprehensive income).

Forward-Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource does not undertake, and expressly disclaims, any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, our ability to retain existing customers and attract new customers and the potential for changes in our customer relationships, including the possibility of early termination of our Cooperative Brokerage Agreement with New Residential Investment Corp. or the possibility that we may not be successful in negotiating a satisfactory services agreement with New Residential Investment Corp.; various risks relating to our ability to effectively manage our regulatory and contractual obligations; the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our Credit Agreement, including the financial and other covenants contained therein; as well as Altisource’s ability to retain key executives or employees, general economic and market conditions, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K, the Form 10-Q for the quarterly period ended June 30, 2018 and other filings with the Securities and Exchange Commission.

Webcast
Altisource will host a webcast at 11:00 a.m. EDT today to discuss our third quarter. A link to the live audio webcast will be available on Altisource’s website in the Investor Relations section. Those who want to listen to the call should go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software. A replay of the conference call will be available via the website approximately two hours after the conclusion of the call and will remain available for approximately 30 days.
About Altisource
Altisource Portfolio Solutions S.A. is an integrated service provider and marketplace for the real estate and mortgage industries. Combining operational excellence with a suite of innovative services and technologies, Altisource helps solve the demands of the ever-changing markets we serve. Additional information is available at www.Altisource.com.

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017

Service revenue
Mortgage Market	$168,489	$189,615	$497,101	$583,002
Real Estate Market	12,825	21,113	51,292	64,649
Other Businesses, Corporate and Eliminations	15,592	13,580	46,140	44,603
Total service revenue	196,906	224,308	594,533	692,254
Reimbursable expenses	6,815	9,866	23,970	31,786
Non-controlling interests	854	805	2,066	2,107
Total revenue	204,575	234,979	620,569	726,147
Cost of revenue	140,765	165,032	434,010	506,458
Reimbursable expenses	6,815	9,866	23,970	31,786
Gross profit	56,995	60,081	162,589	187,903
Operating expenses (income):
Selling, general and administrative expenses	46,329	46,622	132,377	146,793
Gain on sale of business	(13,688)	—	(13,688)	—
Restructuring charges	3,436	—	3,436	—
Income from operations	20,918	13,459	40,464	41,110
Other income (expense), net:
Interest expense	(6,725)	(5,599)	(19,615)	(16,862)
Unrealized gain (loss) on investment in equity securities	1,782	—	(4,186)	—
Other income (expense), net	154	2,497	(2,435)	8,015
Total other income (expense), net	(4,789)	(3,102)	(26,236)	(8,847)

Income before income taxes and non-controlling interests	16,129	10,357	14,228	32,263
Income tax provision	(6,608)	(2,591)	(6,059)	(7,615)

Net income	9,521	7,766	8,169	24,648
Net income attributable to non-controlling interests	(854)	(805)	(2,066)	(2,107)

Net income attributable to Altisource	$8,667	$6,961	$6,103	$22,541

Earnings per share:
Basic	$0.51	$0.39	$0.36	$1.23
Diluted	$0.49	$0.38	$0.35	$1.20

Weighted average shares outstanding:
Basic	17,033	18,023	17,184	18,337
Diluted	17,575	18,429	17,669	18,854

Comprehensive income:
Net income	$9,521	$7,766	$8,169	$24,648
Other comprehensive income (loss), net of tax:
Reclassification of unrealized gain on investment in equity securities, net of income tax provision of $200, to retained earnings from the cumulative effect of an accounting change	—	—	(733)	—
Unrealized (loss) gain on investment in equity securities, net of income tax benefit (provision) of $0, $2,054, $0, $(78)	—	(5,530)	—	212

Comprehensive income, net of tax	9,521	2,236	7,436	24,860
Comprehensive income attributable to non-controlling interests	(854)	(805)	(2,066)	(2,107)

Comprehensive income attributable to Altisource	$8,667	$1,431	$5,370	$22,753

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
SEGMENT FINANCIAL INFORMATION
(in thousands)
(unaudited)

	Three months ended September 30, 2018
	Mortgage Market	Real Estate Market	Other Businesses, Corporate and Eliminations	Consolidated Altisource

Revenue
Service revenue	$168,489	$12,825	$15,592	$196,906
Reimbursable expenses	6,617	185	13	6,815
Non-controlling interests	854	—	—	854
	175,960	13,010	15,605	204,575
Cost of revenue	113,636	15,883	18,061	147,580
Gross profit (loss)	62,324	(2,873)	(2,456)	56,995
Operating expenses (income):
Selling, general and administrative expenses	21,155	5,188	19,986	46,329
Gain on sale of business	—	(13,688)	—	(13,688)
Restructuring charges	901	74	2,461	3,436
Income (loss) from operations	40,268	5,553	(24,903)	20,918
Total other income (expense), net	74	22	(4,885)	(4,789)

Income (loss) before income taxes and non-controlling interests	$40,342	$5,575	$(29,788)	$16,129

	Three months ended September 30, 2017
	Mortgage Market	Real Estate Market	Other Businesses, Corporate and Eliminations	Consolidated Altisource

Revenue
Service revenue	$189,615	$21,113	$13,580	$224,308
Reimbursable expenses	8,842	1,008	16	9,866
Non-controlling interests	805	—	—	805
	199,262	22,121	13,596	234,979
Cost of revenue	137,466	23,497	13,935	174,898
Gross profit (loss)	61,796	(1,376)	(339)	60,081
Selling, general and administrative expenses	28,006	4,208	14,408	46,622
Income (loss) from operations	33,790	(5,584)	(14,747)	13,459
Total other income (expense), net	26	—	(3,128)	(3,102)

Income (loss) before income taxes and non-controlling interests	$33,816	$(5,584)	$(17,875)	$10,357

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
SEGMENT FINANCIAL INFORMATION
(in thousands)
(unaudited)

	Nine months ended September 30, 2018
	Mortgage Market	Real Estate Market	Other Businesses, Corporate and Eliminations	Consolidated Altisource

Revenue
Service revenue	$497,101	$51,292	$46,140	$594,533
Reimbursable expenses	22,793	1,143	34	23,970
Non-controlling interests	2,066	—	—	2,066
	521,960	52,435	46,174	620,569
Cost of revenue	340,038	62,628	55,314	457,980
Gross profit (loss)	181,922	(10,193)	(9,140)	162,589
Operating expenses (income):
Selling, general and administrative expenses	65,133	14,486	52,758	132,377
Gain on sale of business	—	(13,688)	—	(13,688)
Restructuring charges	901	74	2,461	3,436
Income (loss) from operations	115,888	(11,065)	(64,359)	40,464
Total other income (expense), net	86	36	(26,358)	(26,236)

Income (loss) before income taxes and non-controlling interests	$115,974	$(11,029)	$(90,717)	$14,228

	Nine months ended September 30, 2017
	Mortgage Market	Real Estate Market	Other Businesses, Corporate and Eliminations	Consolidated Altisource

Revenue
Service revenue	$583,002	$64,649	$44,603	$692,254
Reimbursable expenses	29,071	2,665	50	31,786
Non-controlling interests	2,107	—	—	2,107
	614,180	67,314	44,653	726,147
Cost of revenue	421,942	72,484	43,818	538,244
Gross profit (loss)	192,238	(5,170)	835	187,903
Selling, general and administrative expenses	86,493	14,084	46,216	146,793
Income (loss) from operations	105,745	(19,254)	(45,381)	41,110
Total other income (expense), net	138	—	(8,985)	(8,847)

Income (loss) before income taxes and non-controlling interests	$105,883	$(19,254)	$(54,366)	$32,263

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	September 30, 2018	December 31, 2017

ASSETS
Current assets:
Cash and cash equivalents	$102,860	$105,006
Investment in equity securities	44,967	49,153
Accounts receivable, net	46,929	52,740
Prepaid expenses and other current assets	81,622	64,742
Total current assets	276,378	271,641

Premises and equipment, net	52,026	73,273
Goodwill	84,027	86,283
Intangible assets, net	98,754	120,065
Deferred tax assets, net	304,383	303,707
Other assets	13,697	10,195

Total assets	$829,265	$865,164

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$96,407	$84,400
Current portion of long-term debt	34,440	5,945
Deferred revenue	12,955	9,802
Other current liabilities	7,912	9,414
Total current liabilities	151,714	109,561

Long-term debt, less current portion	346,544	403,336
Other non-current liabilities	7,866	12,282

Commitments, contingencies and regulatory matters

Equity:
Common stock ($1.00 par value; 100,000 shares authorized, 25,413 issued and 17,048 outstanding as of September 30, 2018; 100,000 shares authorized, 25,413 shares issued and 17,418 outstanding as of December 31, 2017)	25,413	25,413
Additional paid-in capital	118,625	112,475
Retained earnings	603,343	626,600
Accumulated other comprehensive income	—	733
Treasury stock, at cost (8,365 shares as of September 30, 2018 and 7,995 shares as of December 31, 2017)	(425,767)	(426,609)
Altisource equity	321,614	338,612

Non-controlling interests	1,527	1,373
Total equity	323,141	339,985

Total liabilities and equity	$829,265	$865,164

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine months ended September 30,
	2018	2017

Cash flows from operating activities:
Net income	$8,169	$24,648
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,743	27,411
Amortization of intangible assets	21,311	27,143
Change in the fair value of acquisition related contingent consideration	—	24
Unrealized loss on investment in equity securities	4,186	—
Share-based compensation expense	6,150	3,237
Bad debt expense	2,408	3,101
Gain on early extinguishment of debt	—	(5,419)
Amortization of debt discount	513	225
Amortization of debt issuance costs	739	625
Deferred income taxes	(676)	—
Loss on disposal of fixed assets	723	2,776
Gain on sale of business	(13,688)	—
Loss on debt refinancing	4,434	—
Changes in operating assets and liabilities:
Accounts receivable	4,515	21,543
Prepaid expenses and other current assets	(16,880)	(17,272)
Other assets	554	760
Accounts payable and accrued expenses	10,774	165
Other current and non-current liabilities	(14,325)	(41,838)
Net cash provided by operating activities	43,650	47,129

Cash flows from investing activities:
Additions to premises and equipment	(4,207)	(7,485)
Proceeds from the sale of business	15,000	—
Net cash provided by (used in) investing activities	10,793	(7,485)

Cash flows from financing activities:
Proceeds from issuance of long-term debt	407,880	—
Repayments and repurchases of long-term debt	(436,821)	(48,600)
Debt issuance costs	(5,042)	—
Proceeds from stock option exercises	3,576	2,084
Purchase of treasury shares	(21,771)	(24,995)
Distributions to non-controlling interests	(1,912)	(2,143)
Payment of tax withholding on issuance of restricted shares and stock option exercises	(608)	(1,088)
Net cash used in financing activities	(54,698)	(74,742)

Net decrease in cash, cash equivalents and restricted cash	(255)	(35,098)
Cash, cash equivalents and restricted cash at the beginning of the period	108,843	153,421

Cash, cash equivalents and restricted cash at the end of the period	$108,588	$118,323

Supplemental cash flow information:
Interest paid	$17,889	$16,203
Income taxes paid, net	4,162	15,445

Non-cash investing and financing activities:
Increase in payables for purchases of premises and equipment	$12	$52

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

Adjusted operating income, pretax income attributable to Altisource, adjusted pretax income attributable to Altisource, adjusted net income attributable to Altisource, adjusted diluted earnings per share, adjusted cash flows from operating activities, adjusted cash flows from operating activities less additions to premises and equipment and net debt less marketable securities, which are presented elsewhere in this earnings release, are non-GAAP measures used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource’s performance and do not purport to be alternatives to income from operations, income before income taxes and non-controlling interests, net income attributable to Altisource, diluted earnings per share, cash flows from operating activities and long-term debt, including current portion, as measures of Altisource’s performance. We believe these measures are useful to management, existing shareholders, potential shareholders and other users of our financial information in evaluating operating profitability and cash flow generation more on the basis of continuing cost and cash flows as they exclude amortization expense related to acquisitions that occurred in prior periods and non-cash share-based compensation, as well as the effect of more significant non-recurring items from earnings, cash flows from operating activities and long-term debt net of cash on-hand and marketable securities. We believe these measures are also useful in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Furthermore, we believe the exclusion of more significant non-recurring items enables comparability to prior period performance and trend analysis.
It is management’s intent to provide non-GAAP financial information to enhance the understanding of Altisource’s GAAP financial information, and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies. The non-GAAP financial information should not be unduly relied upon.
Adjusted operating income is calculated by removing intangible asset amortization expense, share-based compensation expense, gain on sale of business, sales tax accrual, litigation settlement loss and restructuring charges from income from operations. Pretax income attributable to Altisource is calculated by removing non-controlling interests from income before income taxes and non-controlling interests. Adjusted pretax income attributable to Altisource is calculated by removing intangible asset amortization expense, share-based compensation expense, unrealized gain (loss) on investment in equity securities, gain on sale of business, sales tax accrual, litigation settlement loss, restructuring charges, loss on debt refinancing and non-controlling interests from income before income taxes and non-controlling interests. Adjusted net income attributable to Altisource is calculated by removing intangible asset amortization expense (net of tax), share-based compensation (net of tax), unrealized gain (loss) on investment in equity securities (net of tax), gain on sale of business (net of tax), sales tax accrual (net of tax), litigation settlement loss (net of tax), restructuring charges (net of tax), loss on debt refinancing (net of tax) and foreign income tax reserves from net income attributable to Altisource. Adjusted diluted earnings per share is calculated by dividing net income attributable to Altisource after removing intangible asset amortization expense (net of tax), share-based compensation (net of tax), unrealized gain (loss) on investment in equity securities (net of tax), gain on sale of business (net of tax), sales tax accrual (net of tax), litigation settlement loss (net of tax), restructuring charges (net of tax), loss on debt refinancing (net of tax) and foreign income tax reserves by the weighted average number of diluted shares. Adjusted cash flows from operating activities is calculated by removing the cash payment related to the net litigation settlement loss and the increase (decrease) in short-term investments in real estate from cash flows from operating activities. Adjusted cash flows from operating activities less additions to premises and equipment is calculated by removing the cash payment related to the net litigation settlement loss, the increase (decrease) in short-term investments in real estate and additions to premises and equipment from cash flows from operating activities. Net debt less marketable securities is calculated as long-term debt, including current portion, minus cash and cash equivalents and marketable securities.

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

Reconciliations of the non-GAAP measures to the corresponding GAAP measures are as follows:

	Three months ended September 30,		Three months ended June 30,	Nine months ended September 30,
	2018	2017	2018	2018	2017

Income from operations	$20,918	$13,459	$12,426	$40,464	$41,110

Intangible asset amortization expense	6,620	8,604	7,544	21,311	27,143
Share-based compensation expense	2,039	1,379	1,910	6,150	3,237
Gain on sale of business	(13,688)	—	—	(13,688)	—
Sales tax accrual	5,868	—	—	5,868	—
Litigation settlement loss	500	—	—	500	—
Restructuring charges	3,436	—	—	3,436	—

Adjusted operating income	$25,693	$23,442	$21,880	$64,041	$71,490

Income before income taxes and non-controlling interests	$16,129	$10,357	$3,071	$14,228	$32,263

Non-controlling interests	(854)	(805)	(687)	(2,066)	(2,107)
Pretax income attributable to Altisource	15,275	9,552	2,384	12,162	30,156
Intangible asset amortization expense	6,620	8,604	7,544	21,311	27,143
Share-based compensation expense	2,039	1,379	1,910	6,150	3,237
Unrealized (gain) loss on investment in equity securities	(1,782)	—	(1,533)	4,186	—
Gain on sale of business	(13,688)	—	—	(13,688)	—
Sales tax accrual	5,868	—	—	5,868	—
Litigation settlement loss	500	—	—	500	—
Restructuring charges	3,436	—	—	3,436	—
Loss on debt refinancing	—	—	4,434	4,434	—

Adjusted pretax income attributable to Altisource	$18,268	$19,535	$14,739	$44,359	$60,536

Net income attributable to Altisource	$8,667	$6,961	$1,568	$6,103	$22,541

Intangible asset amortization expense, net of tax	4,517	6,452	5,499	15,097	20,736
Share-based compensation expense, net of tax	1,391	1,034	1,392	4,357	2,473
Unrealized (gain) loss on investment in equity securities, net of tax	(1,319)	—	(1,134)	3,097	—
Gain on sale of business, net of tax	(9,341)	—	—	(9,341)	—
Sales tax accrual, net of tax	4,004	—	—	4,004	—
Litigation settlement loss, net of tax	341	—	—	341	—
Restructuring charges, net of tax	2,345	—	—	2,345	—
Loss on debt refinancing, net of tax	—	—	3,232	3,232	—
Foreign income tax reserves	1,588	—	—	1,588	—

Adjusted net income attributable to Altisource	$12,193	$14,447	$10,557	$30,823	$45,750

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

	Three months ended September 30,		Three months ended June 30,	Nine months ended September 30,
	2018	2017	2018	2018	2017

Diluted earnings per share	$0.49	$0.38	$0.09	$0.35	$1.20

Intangible asset amortization expense, net of tax, per diluted share	0.26	0.35	0.31	0.85	1.10
Share-based compensation expense, net of tax, per diluted share	0.08	0.06	0.08	0.25	0.13
Unrealized (gain) loss on investment in equity securities, net of tax, per diluted share	(0.08)	—	(0.06)	0.18	—
Gain on sale of business, net of tax, per diluted share	(0.53)	—	—	(0.53)	—
Sales tax accrual, net of tax, per diluted share	0.23	—	—	0.23	—
Litigation settlement loss, net of tax, per diluted share	0.02	—	—	0.02	—
Restructuring charges, net of tax, per diluted share	0.13	—	—	0.13	—
Loss on debt refinancing, net of tax, per diluted share	—	—	0.18	0.18	—
Foreign income tax reserves, per diluted share	0.09	—	—	0.09	—

Adjusted diluted earnings per share	$0.69	$0.78	$0.60	$1.74	$2.43

Calculation of the impact of intangible asset amortization expense, net of tax
Intangible asset amortization expense	$6,620	$8,604	$7,544	$21,311	$27,143
Tax benefit from intangible asset amortization	(2,103)	(2,152)	(2,045)	(6,214)	(6,407)
Intangible asset amortization expense, net of tax	4,517	6,452	5,499	15,097	20,736
Diluted share count	17,575	18,429	17,553	17,669	18,854

Intangible asset amortization expense, net of tax, per diluted share	$0.26	$0.35	$0.31	$0.85	$1.10

Calculation of the impact of share-based compensation expense, net of tax
Share-based compensation expense	$2,039	$1,379	$1,910	$6,150	$3,237
Tax benefit from share-based compensation expense	(648)	(345)	(518)	(1,793)	(764)
Share-based compensation expense, net of tax	1,391	1,034	1,392	4,357	2,473
Diluted share count	17,575	18,429	17,553	17,669	18,854

Share-based compensation expense, net of tax, per diluted share	$0.08	$0.06	$0.08	$0.25	$0.13

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

	Three months ended September 30,		Three months ended June 30,	Nine months ended September 30,
	2018	2017	2018	2018	2017

Calculation of the impact of the unrealized (gain) loss on investment in equity securities, net of tax
Unrealized (gain) loss on investment in equity securities	$(1,782)	$—	$(1,533)	$4,186	$—
Tax provision (benefit) from the unrealized (gain) loss on investment in equity securities	463	—	399	(1,089)	—
Unrealized (gain) loss on investment in equity securities, net of tax	(1,319)	—	(1,134)	3,097	—
Diluted share count	17,575	18,429	17,553	17,669	18,854

Unrealized (gain) loss on investment in equity securities, net of tax, per diluted share	$(0.08)	$—	$(0.06)	$0.18	$—

Calculation of the impact of gain on sale of business, net of tax
Gain on sale of business	$(13,688)	$—	$—	$(13,688)	$—
Tax expense from gain on sale of business	4,347	—	—	4,347	—
Gain on sale of business, net of tax	(9,341)	—	—	(9,341)	—
Diluted share count	17,575	18,429	17,553	17,669	18,854

Gain on sale of business, net of tax, per diluted share	$(0.53)	$—	$—	$(0.53)	$—

Calculation of the impact of sales tax accrual, net of tax
Sales tax accrual	$5,868	$—	$—	$5,868	$—
Tax benefit from sales tax accrual	(1,864)	—	—	(1,864)	—
Sales tax accrual, net of tax	4,004	—	—	4,004	—
Diluted share count	17,575	18,429	17,553	17,669	18,854

Sales tax accrual, net of tax, per diluted share	$0.23	$—	$—	$0.23	$—

Calculation of the impact of litigation settlement loss, net of tax
Litigation settlement loss	$500	$—	$—	$500	$—
Tax benefit from litigation settlement loss	(159)	—	—	(159)	—
Litigation settlement loss, net of tax	341	—	—	341	—
Diluted share count	17,575	18,429	17,553	17,669	18,854

Litigation settlement loss, net of tax, per diluted share	$0.02	$—	$—	$0.02	$—

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

	Three months ended September 30,		Three months ended June 30,	Nine months ended September 30,
	2018	2017	2018	2018	2017

Calculation of the impact of restructuring charges, net of tax
Restructuring charges	$3,436	$—	$—	$3,436	$—
Tax benefit from restructuring charges	(1,091)	—	—	(1,091)	—
Restructuring charges, net of tax	2,345	—	—	2,345	—
Diluted share count	17,575	18,429	17,553	17,669	18,854

Restructuring charges, net of tax, per diluted share	$0.13	$—	$—	$0.13	$—

Calculation of the impact of the loss on debt refinancing, net of tax
Loss on debt refinancing	$—	$—	$4,434	$4,434	$—
Tax benefit from the loss on debt refinancing	—	—	(1,202)	(1,202)	—
Loss on debt refinancing, net of tax	—	—	3,232	3,232	—
Diluted share count	17,575	18,429	17,553	17,669	18,854

Loss on debt refinancing, net of tax, per diluted share	$—	$—	$0.18	$0.18	$—

Calculation of the impact of foreign income tax reserves
Foreign income tax reserves	$1,588	$—	$—	$1,588	$—
Diluted share count	17,575	18,429	17,553	17,669	18,854

Foreign income tax reserves, per diluted share	$0.09	$—	$—	$0.09	$—

Cash flows from operating activities	$20,397	$34,612	$31,822	$43,650	$47,129
Net litigation settlement loss payment	—	—	—	—	28,000
Increase (decrease) in short-term investments in real estate	16,399	9,530	(4,031)	22,283	11,619
Adjusted cash flows from operating activities	36,796	44,142	27,791	65,933	86,748
Less: Additions to premises and equipment	(1,451)	(1,827)	(1,498)	(4,207)	(7,485)

Adjusted cash flows from operating activities less additions to premises and equipment	$35,345	$42,315	$26,293	$61,726	$79,263

	September 30, 2018
Senior secured term loans	$388,760
Less: Cash and cash equivalents	(102,860)
Less: Marketable securities	(44,967)
Net debt less marketable securities	$240,933

Note: Amounts may not add to the total due to rounding.